SUPPLEMENT DATED
                                 JANUARY 1, 1997
                     TO THE STATEMENT OF ADDITIONAL INFORMATION

                               FRANKLIN VALUE FUND
                              DATED MARCH 11, 1996
                  (AS PREVIOUSLY SUPPLEMENTED SEPTEMBER 1, 1996
                              AND DECEMBER 1, 1996)



I. As of January 1, 1997, the Fund offers a third class of shares designated "Advisor Class." This SAI describes the Class I and Class II shares of the Fund.

All Fund shares outstanding before the offering of Advisor Class shares will retain their previous rights and privileges.

Class I, Class II and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus and SAI relating only to that class. For more information concerning Advisor Class shares, contact your investment representative or Distributors.

II. The discussion under "How Do I Buy and Sell Shares? - Letter of Intent" is amended to remove the reference to Class II shares.

III. The following replaces the first sentence of the first paragraph under "The Fund's Underwriter - Distribution Plan:"

 The Fund has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class I and Class II shares. Under the Class F plan, the Fund may pay up to a maximum of 0.25% per annum of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of its class I shares.